UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2010

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21915	82-0419266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 11, 2010, Coldwater Creek Inc. (the “Company”) issued a press release entitled “Coldwater Creek Announces Participation in the 12th Annual ICR XChange Conference And Reiterates Fourth Quarter 2009 Outlook,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press release dated January 11, 2010 entitled “Coldwater Creek Announces Participation in the 12th Annual ICR XChange Conference And Reiterates Fourth Quarter 2009 Outlook.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 11, 2010

Coldwater Creek Inc.

/s/ John E. Hayes, III
John E. Hayes, III
Senior Vice President, General Counsel and
Interim Chief Financial Officer